Exhibit 99.1
For Further Information Contact
Lyndsey Burton (404) 888-2348

FOR IMMEDIATE RELEASE
ROLLINS, INC. REPORTS THIRD QUARTER 2023 FINANCIAL RESULTS

15% growth in revenue drives an 18% improvement in GAAP EPS and 27% improvement in Adjusted EPS
ATLANTA, GEORGIA, October 25, 2023: Rollins, Inc. (NYSE:ROL) (“Rollins” or the “Company”), a premier global consumer and commercial services company, reported unaudited financial results for the third quarter of 2023.
Key Highlights

•Third quarter revenues were $840 million, an increase of 15.2% over the third quarter 2022 with organic revenues* increasing 8.4%. The stronger dollar versus foreign currencies in countries where we operate reduced revenues by 10 basis points during the quarter.
•Quarterly operating income was $177 million, an increase of 21.8% over the third quarter of 2022. Quarterly operating margin was 21.1% of revenue, an increase of 120 basis points over the third quarter of 2022. Adjusted operating income* was $188 million, an increase of 29.0% over the prior year. Adjusted operating income margin* was 22.3%, an increase of 240 basis points over the prior year.
•Quarterly net income was $128 million, an increase of 17.3% over the prior year net income. Adjusted net income* was $136 million, an increase of 24.4% over the prior year.
•Quarterly EPS was $0.26 per diluted share, an 18.2% increase over the prior year EPS of $0.22. Adjusted EPS* was $0.28 per diluted share, an increase of 27.3% over the prior year.
•Adjusted EBITDA* was $209 million for the quarter, an increase of 22.7%. Adjusted EBITDA margin* was 24.8% of revenue, an increase of 150 basis points over the third quarter of 2022.
•Operating cash flow was $127 million for the quarter and was $376 million for the first nine months of the year. The slower growth in operating cash flow in Q3 was due to the timing of payments related to certain payables. The Company invested $21 million in acquisitions, $7 million in capital expenditures, paid dividends totaling $64 million, and repurchased $300 million of its stock during the quarter. Year to date, the Company has invested $349 million in acquisitions, $21 million in capital expenditures, paid dividends totaling $192 million and repurchased $315 million of its stock.

*Amounts are non-GAAP financial measures. See the schedules below for a discussion of non-GAAP financial metrics including a reconciliation of the most closely correlated GAAP measure.
Management Commentary
"The team delivered a strong third quarter with record revenue and an improving margin profile," said Jerry Gahlhoff, Jr., President and CEO. "Organic growth remains healthy while we continue to be active on the acquisition front. The demand for our services is solid and our pipeline for acquisitions is robust. As we look to close out 2023, we are well positioned for continued growth, both organically, as well as through acquisitions, and remain focused on continuous improvement initiatives to enhance profitability across our business” Mr. Gahlhoff added.

"It was encouraging to see the strong growth in revenue and profitability in the quarter, as the team delivered double-digit revenue growth and 150 basis points of improvement in adjusted EBITDA margins" said Kenneth Krause, Executive Vice President, CFO and Treasurer. Additionally, we continued to execute a very balanced capital allocation program with a focus on investing for growth while returning cash to shareholders through a growing dividend and a share repurchase program,” Mr. Krause concluded.

Three and Nine Months Ended Financial Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,
			Variance				Variance
(in thousands, except per share data)	2023	2022	$	%	2023	2022	$	%
GAAP Metrics
Revenues	$840,427	$729,704	$110,723	15.2%	$2,319,192	$2,034,433	$284,759	14.0%
Gross profit (1)	$451,894	$381,546	$70,348	18.4%	$1,219,626	$1,054,117	$165,509	15.7%
Gross profit margin (1)	53.8%	52.3%	150 bps		52.6%	51.8%	80 bps
Operating income	$177,124	$145,404	$31,720	21.8%	$444,153	$373,471	$70,682	18.9%
Operating income margin	21.1%	19.9%	120 bps		19.2%	18.4%	80 bps
Net income	$127,777	$108,943	$18,834	17.3%	$326,154	$284,329	$41,825	14.7%
EPS	$0.26	$0.22	$0.04	18.2%	$0.66	$0.58	$0.08	13.8%
Operating cash flow	$127,355	$127,285	70	0.1%	$375,541	$342,537	$33,004	9.6%

Non-GAAP Metrics
Adjusted operating income (2)	$187,582	$145,404	$42,178	29.0%	$459,872	$373,471	$86,401	23.1%
Adjusted operating margin (2)	22.3%	19.9%	240 bps		19.8%	18.4%	140 bps
Adjusted net income (2)	$135,558	$108,943	$26,615	24.4%	$337,849	$284,329	$53,520	18.8%
Adjusted EPS (2)	$0.28	$0.22	$0.06	27.3%	$0.69	$0.58	$0.11	19.0%
Adjusted EBITDA (2)	$208,531	$169,945	$38,586	22.7%	$531,281	$446,934	$84,347	18.9%
Adjusted EBITDA margin (2)	24.8%	23.3%	150 bps		22.9%	22.0%	90 bps
Free cash flow (2)	$120,487	$119,399	$1,088	0.9%	$354,262	$319,616	$34,646	10.8%
(1) Exclusive of depreciation and amortization
(2) Amounts are non-GAAP financial measures. See the appendix to this release for a discussion of non-GAAP financial metrics including a reconciliation of the most closely correlated GAAP measure.
About Rollins, Inc.:
Rollins, Inc. (ROL) is a premier global consumer and commercial services company. Through its family of leading brands, the Company and its franchises provide essential pest control services and protection against termite damage, rodents, and insects to more than 2.8 million customers in North America, South America, Europe, Asia, Africa, and Australia, with more than 19,000 employees from more than 800 locations. Rollins is parent to Orkin, HomeTeam Pest Defense, Clark Pest Control, Northwest Exterminating, McCall Service, Trutech, Critter Control, Western Pest Services, Waltham Services, OPC Pest Services, The Industrial Fumigant Company, PermaTreat, Crane Pest Control, Missquito, Fox Pest Control, Orkin Canada, Orkin Australia, Safeguard (UK), Aardwolf Pestkare (Singapore), and more. You can learn more about Rollins and its subsidiaries by visiting www.rollins.com.
CAUTION REGARDING FORWARD-LOOKING STATEMENTS
Statements made in this press release and on our earnings call, may contain forward-looking statements that involve risks and uncertainties concerning the Company’s business and financial results. We have based these forward-looking statements largely on our current opinions, expectations, beliefs, plans, objectives, assumptions and projections about future events and financial trends affecting the operating results and financial condition of our business. Such forward-looking statements include, but are not limited to, statements regarding the Company's belief that the demand environment is healthy, the Company’s pipeline for acquisitions remains robust to start the fourth quarter, the Company remains well positioned to continue to drive growth through acquisition, the Company is focused on driving growth while evaluating several initiatives aimed at improving productivity, the Company is well positioned to continue to deliver strong results, the Company is focused on executing additional programs that it believes will improve the efficiency of its business model, and the Company’s improvement in gross margin and current demand environment provides a sense of optimism.
Our actual results could differ materially from those indicated by the forward-looking statements because of various risks, timing and uncertainties including, without limitation, the failure to maintain and enhance our brands and develop a positive client reputation; our ability to protect our intellectual property and other proprietary rights that are material to our business and our brand recognition; actions taken by our franchisees, subcontractors or vendors that may harm our business; general economic conditions; the effects of a pandemic, such as the COVID-19 pandemic, or other major public health concern on the Company's business, results of operations, accounting assumptions and estimates and financial condition; adverse economic conditions, including, without limitation, market downturns, inflation and restrictions in customer discretionary expenditures, increases in interest rates or other disruptions in credit or financial markets, increases in fuel prices, raw material costs or other operating costs; potential increases in labor costs; labor shortages and/or our inability to attract and retain skilled workers; competitive factors and pricing practices; changes in industry practices or technologies; the degree of success of our termite process reforms and pest control selling and treatment methods; our ability to identify, complete and successfully integrate potential acquisitions; unsuccessful expansion into international markets; climate change and unfavorable weather conditions; a breach of data security resulting in the unauthorized access of personal, financial, proprietary, confidential or other personal data or information about our customers, employees, third parties, or of our proprietary confidential information; damage to our brands or reputation; new or proposed regulations regarding climate change; any noncompliance with, changes to, or increased enforcement of various government laws and regulations, including environmental regulations; possibility of an adverse ruling against us in pending litigation, regulatory action or investigation; the adequacy of our insurance coverage to cover all significant risk exposures; the effectiveness of our risk management and safety program; general market risk; management's substantial ownership interest and its impact on public stockholders and the availability of the Company's common stock to the investing public; and the existence of certain anti-takeover provisions in our governance documents, which could make a tender offer, change in control or takeover attempt that is opposed by the Company's Board of Directors more difficult or expensive. All of the foregoing risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. The Company does not undertake to update its forward-looking statements.
Conference Call
Rollins will host a conference call on Thursday, October 26, 2023 at 8:30 a.m. Eastern Time to discuss the third quarter 2023 results. The conference call will also broadcast live over the internet via a link provided on the Rollins, Inc. website at www.rollins.com. Interested parties can also dial into the call at 1-877-869-3839 (domestic) or +1-201-689-8265 (internationally) with conference ID of 13741391. For interested individuals unable to join the call, a replay will be available on the website for 180 days.

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands)
(unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$142,247	$95,346
Trade receivables, net	198,540	155,759
Financed receivables, short-term, net	38,104	33,618
Materials and supplies	33,223	29,745
Other current assets	64,676	34,151
Total current assets	476,790	348,619
Operating lease right-of-use assets	301,774	277,355
Financed receivables, long-term, net	73,925	63,523
Other assets	1,787,468	1,432,531
Total assets	$2,639,957	$2,122,028
LIABILITIES
Accounts payable	44,421	42,796
Accrued insurance – current	46,631	39,534
Accrued compensation and related liabilities	99,228	99,251
Unearned revenues	183,389	158,092
Operating lease liabilities – current	88,668	84,543
Current portion of long-term debt	—	15,000
Other current liabilities	119,359	54,568
Total current liabilities	581,696	493,784
Accrued insurance, less current portion	43,912	38,350
Operating lease liabilities, less current portion	217,861	196,888
Long-term debt	596,642	39,898
Other long-term accrued liabilities	97,003	85,911
Total liabilities	1,537,114	854,831
STOCKHOLDERS’ EQUITY
Common stock	484,038	492,448
Retained earnings and other equity	618,805	774,749
Total stockholders’ equity	1,102,843	1,267,197
Total liabilities and stockholders’ equity	$2,639,957	$2,122,028

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
REVENUES
Customer services	$840,427	$729,704	$2,319,192	$2,034,433
COSTS AND EXPENSES
Cost of services provided (exclusive of depreciation and amortization below)	388,533	348,158	1,099,566	980,316
Sales, general and administrative	244,906	213,581	696,668	612,353
Restructuring costs	5,196	—	5,196	—
Depreciation and amortization	24,668	22,561	73,609	68,293
Total operating expenses	663,303	584,300	1,875,039	1,660,962
OPERATING INCOME	177,124	145,404	444,153	373,471
Interest expense, net	5,547	846	10,797	2,294
Other (income), net	(493)	(1,980)	(6,226)	(5,170)
CONSOLIDATED INCOME BEFORE INCOME TAXES	172,070	146,538	439,582	376,347
PROVISION FOR INCOME TAXES	44,293	37,595	113,428	92,018
NET INCOME	$127,777	$108,943	$326,154	$284,329
NET INCOME PER SHARE - BASIC AND DILUTED	$0.26	$0.22	$0.66	$0.58
Weighted average shares outstanding - basic	490,775	492,316	491,980	492,285
Weighted average shares outstanding - diluted	490,965	492,430	492,158	492,398
Certain consolidated financial statement amounts relative to prior periods have been revised, the effects of which are immaterial. See the appendix to this release for a discussion of this revision.

ROLLINS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED CASH FLOW INFORMATION
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
OPERATING ACTIVITIES
Net income	$127,777	$108,943	$326,154	$284,329
Depreciation and amortization	24,668	22,561	73,609	68,293
Change in working capital and other operating activities	(25,090)	(3,784)	(24,222)	(10,085)
Net cash provided by operating activities	127,355	127,720	375,541	342,537
INVESTING ACTIVITIES
Acquisitions, net of cash acquired	(21,420)	(60,838)	(349,312)	(110,418)
Capital expenditures	(6,868)	(7,040)	(21,279)	(22,921)
Other investing activities, net	(2,424)	6,532	8,257	9,961
Net cash (used in) investing activities	(30,712)	(61,346)	(362,334)	(123,378)
FINANCING ACTIVITIES
Net borrowings (repayments)	259,000	(110,000)	544,000	(30,000)
Payment of dividends	(63,809)	(49,201)	(191,805)	(147,635)
Other financing activities, net	(301,643)	(6,444)	(318,452)	(18,650)
Net cash (used in) provided by financing activities	(106,452)	(165,645)	33,743	(196,285)
Effect of exchange rate changes on cash and cash equivalents	(2,691)	183	(49)	(6,299)
Net (decrease) increase in cash and cash equivalents	$(12,500)	$(99,088)	$46,901	$16,575
Certain consolidated financial statement amounts relative to prior periods have been revised, the effects of which are immaterial. See the appendix to this release for a discussion of this revision.

APPENDIX
Reconciliation of GAAP and non-GAAP Financial Measures
The Company has used the non-GAAP financial measures of organic revenues, organic revenues by type, adjusted operating income, adjusted operating margin, adjusted net income, adjusted earnings per share (“EPS”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin, Adjusted EBITDA, adjusted EBITDA margin, incremental EBITDA margin, adjusted incremental EBITDA margin, and free cash flow in this earnings release. Organic revenue is calculated as revenue less acquisition revenue. Acquisition revenue is based on the trailing 12-month revenue of our acquired entities. Adjusted operating income and adjusted operating income margin are calculated by adding back to the GAAP measures those expenses resulting from the amortization of certain intangible assets and adjustments to the fair value of contingent consideration resulting from the acquisition of Fox Pest Control and restructuring costs related to restructuring and workforce reduction plans. Adjusted EBITDA and adjusted EBITDA margin are calculated by adding back to the GAAP measures those expenses resulting from the adjustments to the fair value of contingent consideration resulting from the acquisition of Fox Pest Control and restructuring costs related to restructuring and workforce reduction plans. Adjusted net income and adjusted EPS are calculated by adding back those acquisition-related expenses and restructuring costs to the GAAP measures and by further subtracting the tax impact of those expenses. Incremental margin is calculated as the change in EBITDA divided by the change in revenue. Adjusted incremental margin is calculated as the change in adjusted EBITDA divided by the change in revenue. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities. These measures should not be considered in isolation or as a substitute for revenues, net income, earnings per share or other performance measures prepared in accordance with GAAP.
Management uses adjusted operating income, adjusted operating income margin, adjusted net income, adjusted EPS, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, incremental EBITDA margin, and adjusted incremental EBITDA margin as measures of operating performance because these measures allow the Company to compare performance consistently over various periods. Management also uses organic revenues, and organic revenues by type to compare revenues over various periods excluding the impact of acquisitions. Management uses free cash flow to demonstrate the Company’s ability to maintain its asset base and generate future cash flows from operations. Management believes all of these non-GAAP financial measures are useful to provide investors with information about current trends in, and period-over-period comparisons of, the Company's results of operations. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP.
A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
Set forth below is a reconciliation of the non-GAAP financial measures used in this earnings release with their most comparable GAAP measures.
(unaudited, in thousands, except per share data and margins)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Variance				Variance
	2023	2022 (5)	$	%	2023	2022 (5)	$	%
Reconciliation of Operating Income to Adjusted Operating Income and Adjusted Operating Income Margin

Operating income	$177,124	$145,404			$444,153	$373,471
Fox acquisition-related expenses (1)	5,262	—			10,523	—
Restructuring costs (2)	5,196	—			5,196	—
Adjusted operating income	$187,582	$145,404	42,178	29.0	$459,872	$373,471	86,401	23.1
Revenues	$840,427	$729,704			$2,319,192	$2,034,433
Operating income margin	21.1%	19.9%			19.2%	18.4%
Adjusted operating income margin	22.3%	19.9%			19.8%	18.4%

Reconciliation of Net Income to Adjusted Net Income and Adjusted EPS

Net income	$127,777	$108,943			$326,154	$284,329
Fox acquisition-related expenses (1)	5,262	—			10,523	—
Restructuring costs (2)	5,196	—			5,196	—
Tax impact of adjustments (3)	(2,677)	—			(4,024)	—
Adjusted net income	$135,558	$108,943	26,615	24.4	$337,849	$284,329	53,520	18.8
EPS - basic and diluted	$0.26	$0.22			$0.66	$0.58
Fox acquisition-related expenses (1)	0.01	$—			0.02	$—
Restructuring costs (2)	0.01	$—			0.01	$—
Tax impact of adjustments (3)	(0.01)	$—			(0.01)	$—
Adjusted EPS - basic and diluted (4)	$0.28	$0.22	0.06	27.3	$0.69	$0.58	0.11	19.0
Weighted average shares outstanding - basic	490,775	492,316			491,980	492,285
Weighted average shares outstanding - diluted	490,965	492,430			492,158	492,398

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, EBITDA Margin, Incremental EBITDA Margin, Adjusted EBITDA Margin, and Adjusted Incremental EBITDA Margin

Net income	$127,777	$108,943			$326,154	$284,329
Depreciation and amortization	24,668	22,561			73,609	68,293
Interest expense, net	5,547	846			10,797	2,294
Provision for income taxes	44,293	37,595			113,428	92,018
EBITDA	$202,285	$169,945	32,340	19.0	$523,988	$446,934	77,054	17.2
Fox acquisition-related expenses (1)	1,050	—			2,097	—
Restructuring costs (2)	5,196	—			5,196	—
Adjusted EBITDA	$208,531	$169,945	38,586	22.7	$531,281	$446,934	84,347	18.9
Revenues	$840,427	$729,704	110,723		$2,319,192	$2,034,433	284,759
EBITDA margin	24.1%	23.3%			22.6%	22.0%
Incremental EBITDA margin			29.2%				27.1%
Adjusted EBITDA margin	24.8%	23.3%			22.9%	22.0%
Adjusted incremental EBITDA margin			34.8%				29.6%

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

Net cash provided by operating activities	$127,355	$127,285			$375,541	$342,537
Capital expenditures	(6,868)	(7,886)			(21,279)	(22,921)
Free cash flow	$120,487	$119,399	1,088	0.9	$354,262	$319,616	34,646	10.8
(1) Consists of expenses resulting from the amortization of certain intangible assets and adjustments to the fair value of contingent consideration resulting from the acquisition of Fox Pest Control during the quarter. While we exclude such expenses in this non-GAAP measure, the revenue from the acquired company is reflected in this non-GAAP measure and the acquired assets contribute to revenue generation.
(2) Restructuring costs consist of costs primarily related to severance and benefits paid to employees pursuant to restructuring and workforce reduction plans.

(3) The tax effect of the adjustments is calculated using the applicable statutory tax rates for the respective periods.
(4) In some cases, the sum of the individual EPS amounts may not equal total non-GAAP EPS calculations due to rounding.
(5) Certain condensed consolidated financial statement amounts relative to the prior period have been revised as detailed in our annual report on Form 10-K for the year ended December 31, 2022. The impact of this revision on the Company's previously reporting condensed consolidated financial statements for the three and nine months ended September 30, 2022 includes a decrease to depreciation and amortization expense of $1.7 million and $5.2 million, respectively, and an increase in the provision for income tax expense of $0.4 million and $1.2 million, respectively. This revision affects these specific line items and subtotals within the consolidated statements of income and cash flows.

	Three Months Ended September 30,				Nine Months Ended September 30,
			Variance				Variance
	2023	2022	$	%	2023	2022	$	%
Reconciliation of Revenues to Organic Revenues

Revenues	$840,427	$729,704	110,723	15.2	$2,319,192	$2,034,433	284,759	14.0
Revenues from acquisitions	(49,971)	—	(49,971)	—	(114,273)	—	(114,273)	—
Organic revenues	$790,456	$729,704	60,752	8.4	$2,204,919	$2,034,433	170,486	8.4

Reconciliation of Residential Revenues to Organic Residential Revenues

Residential revenues	$404,305	$337,878	66,427	19.7	$1,073,575	$922,448	151,127	16.4
Residential revenues from acquisitions	(42,974)	—	(42,974)	—	(91,067)	—	(91,067)	—
Residential organic revenues	$361,331	$337,878	23,453	7.0	$982,508	$922,448	60,060	6.5

Reconciliation of Commercial Revenues to Organic Commercial Revenues

Commercial revenues	$272,207	$243,478	28,729	11.8	$762,573	$683,748	78,825	11.5
Commercial revenues from acquisitions	(3,456)	—	(3,456)	—	(10,688)	—	(10,688)	—
Commercial organic revenues	$268,751	$243,478	25,273	10.4	$751,885	$683,748	68,137	10.1

Reconciliation of Termite and Ancillary Revenues to Organic Termite and Ancillary Revenues

Termite and ancillary revenues	$155,099	$139,668	15,431	11.0	$458,527	$406,155	52,372	12.9
Termite and ancillary revenues from acquisitions	(3,541)	—	(3,541)	—	(12,518)	—	(12,518)	—
Termite and ancillary organic revenues	$151,558	$139,668	11,890	8.5	$446,009	$406,155	39,854	9.8

	Three Months Ended September 30,				Nine Months Ended September 30,
			Variance				Variance
	2022	2021	$	%	2022	2021	$	%
Reconciliation of Revenues to Organic Revenues

Revenues	$729,704	$650,199	79,505	12.2	$2,034,433	$1,823,957	210,476	11.5
Revenues from acquisitions	(23,709)	—	(23,709)	—	(61,748)	—	(61,748)	—
Organic revenues	$705,995	$650,199	55,796	8.6	$1,972,685	$1,823,957	148,728	8.2

Reconciliation of Residential Revenues to Organic Residential Revenues

Residential revenues	$337,878	$307,747	30,131	9.8	$922,448	$835,871	86,577	10.4
Residential revenues from acquisitions	(13,909)	—	(13,909)	—	(35,818)	—	(35,818)	—
Residential organic revenues	$323,969	$307,747	16,222	5.3	$886,630	$835,871	50,759	6.1

Reconciliation of Commercial Revenues to Organic Commercial Revenues

Commercial revenues	$243,478	$218,648	24,830	11.4	$683,748	$618,183	65,565	10.6
Commercial revenues from acquisitions	(3,693)	—	(3,693)	—	(9,857)	—	(9,857)	—
Commercial organic revenues	$239,785	$218,648	21,137	9.7	$673,891	$618,183	55,708	9.0

Reconciliation of Termite and Ancillary Revenues to Organic Termite and Ancillary Revenues

Termite and ancillary revenues	$139,668	$117,423	22,245	18.9	$406,155	$350,791	55,364	15.8
Termite and ancillary revenues from acquisitions	(6,107)	—	(6,107)	—	(16,073)	—	(16,073)	—
Termite and ancillary organic revenues	$133,561	$117,423	16,138	13.7	$390,082	$350,791	39,291	11.2